                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          December 8, 1997
                                                          ------------------


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)

      DELAWARE                      0-5751                     95-2594724
--------------------------------------------------------------------------------
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)             Identification No.)
    incorporation)


         1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA 92625
--------------------------------------------------------------------------------
                (Address of principal executive offices)         (zip code)

                                 (714) 222-2273
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              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS
                  ------------

         On December 8, 1997, Comprehensive Care Corporation (the "Company") held its Annual Meeting of Stockholders. The meeting was held to (i) elect two
(2) Class I directors to the Company's Board of Directors and (ii) authorize an amendment to the Company's 1995 Incentive Plan to increase the number of shares authorized and available for issuance thereunder from 450,000 to 600,000 shares.

         Stockholders of the Company's Common Stock, $.01 par value, of record as of October 15, 1997 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 3,440,846 shares of Common Stock entitled to vote at the meeting. Shareholders holding 2,529,620 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 73.5 percent of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

         RESULTS OF ELECTION OF DIRECTORS

         Shareholders were asked to elect two (2) Class I directors to the Company's Board of Directors. Set forth below are the names of the persons nominated for and elected to serve on the Company's Board of Directors for a term of three (3) years until the year 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified as well as the results of the voting for each nominee.

                           Name             Votes For           Votes Against           Withheld
                           ----             ---------           -------------           --------
                  William H. Boucher        2,318,294                 0                 211,325

                  J. Marvin Feigenbaum      2,312,051                 0                 217,568

         The Board of Directors of the Company is now comprised of the following five directors: Messrs. Chriss W. Street and John A. McCarthy, Jr., Class II Directors whose terms expire at the 1999 Annual Meeting of Stockholders; Mr. A. Richard Pantuliano, the sole Class III Director whose term expires at the 1998 Annual Meeting of Stockholders; and Messrs. William H. Boucher and J. Marvin Feigenbaum, Class I Directors whose terms expire at the year 2000 Annual Meeting of Stockholders.

         PROPOSAL TO AMEND 1995 INCENTIVE PLAN

         The Board of Directors submitted to the Stockholders a proposal to effect the Company's 1995 Incentive Plan (the "Plan") to increase the number of shares issuable thereunder from 450,000 to 600,000 shares. The proposal to amend the Plan was adopted by the Company's Stockholders as follows:

         Votes For                  Votes Against               Abstentions             Total Non-Votes
         ---------                  -------------               -----------             ---------------

         2,107,678                     396,857                   25,084                         0


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ITEM 7.       FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
              ------------------------------------------------------------------

         C. EXHIBITS. The following document is furnished in accordance with
Item 601 of Regulation S-K.

         Exhibit
         Number            Description
         ------            -----------
         99.1              Comprehensive Care Corporation 1995 Incentive Plan,
                           as amended on December 8, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMPREHENSIVE CARE CORPORATION
                                                     (Registrant)

                                           By:   /s/ Chriss W. Street
                                                 -------------------------------
                                                 Chriss W. Street
                                                 Chairman, President and Chief
                                                 Executive Officer

Dated: December 8, 1997

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